SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 25, 1999


                         WASHINGTON TRUST BANCORP, INC.
             (Exact name of registrant as specified in its charter)



             RHODE ISLAND                0-13091                05-0404671
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)



      23 Broad Street, Westerly, Rhode Island                   02891
--------------------------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code (401) 348-1200



                                        N/A
--------------------------------------------------------------------------------
(Former name,former address and former fiscal year,if changed since last report)


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WASHINGTON TRUST BANCORP, INC.
FORM 8-K


Item 5.  Other Events
         On August 25, 1999, Washington Trust Bancorp, Inc., parent of The Washington Trust Company, announced that it has completed the acquisition of Pier Bank, a Rhode Island-chartered community bank headquartered in South Kingstown, Rhode Island. Effective at the close of business on August 25, 1999, Pier Bank's two branches, in South Kingstown and Narragansett, Rhode Island, will operate under "The Washington Trust Company" name. Conversion of customer deposit and loan accounts will take place on September 24, 1999. As a result of the acquisition, Washington Trust Bancorp, Inc., had pro forma assets at June 30, 1999 of $1.077 billion. Washington Trust Bancorp, Inc. is headquartered in Westerly, Rhode Island.

         Attached hereto as Exhibit 99 is the press release announcing the completion of the acquisition.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         a.       None
         b.       None
         c.       Exhibits
                  Exhibit No.    Description
                  -----------    -----------------------------------------------
                      99         Press release of Washington Trust Bancorp, Inc.
                                 issued August 25, 1999.

                                   SIGNATURES
                                   ----------
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  WASHINGTON TRUST BANCORP, INC.
                                                            (Registrant)



Dated:  August 25, 1999               By:          David V. Devault
                                            ------------------------------------
                                            Name:  David V. Devault
                                            Title: Executive Vice President,
                                                   Treasurer and Chief
                                                   Financial Officer
                                                   (principal financial officer)


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